LONGTERM INVESTMENTS	12 Months Ended
Dec. 31, 2025
LONG-TERM INVESTMENTS

7) LONG-TERM INVESTMENTS

The Company classifies its long-term investments as designated at fair value through profit and loss under IFRS 9. Long-term investments are summarized as follows:

	Fair Value December 31,	Net Additions /	Movements in foreign	Fair value adjustments	Fair Value December 31,
	2024	(Disposals)	exchange	for the period	2025
Talisker Resources Common Shares	$685	$(802)	$54	$2,414	$2,351
Silver Wolf Exploration Ltd. Common Shares	359	723	22	10	1,114
Silver Wolf Exploration Ltd. Warrants	20	125	7	224	376
Endurance Gold Corp. Common Shares	146	-	4	34	184
Endurance Gold Corp. Warrants	37	-	2	87	126
	$1,247	$46	$89	$2,769	$4,151

Silver Wolf

During the year ended December 31, 2025, the Company received 2,000,000 common shares of Silver Wolf, a related party of the Company (see Note 8 and Note 11 for further details), as a result of milestones associated with an Option Agreement to acquire certain exploration and evaluation assets (Note 8), with a fair value of $189 (C$260) on acquisition. The Company further acquired, by way of participation in Silver Wolf’s Listed Issuer Financing Exemption private placement, 5,000,000 units at a purchase price of C$0.15, consisting of 5,000,000 common shares and 2,500,000 non-transferrable common share purchase warrants at an exercise price of C$0.25 for a total investment of $534 (C$750). The share purchase warrants were recorded at a fair value of $125 (C$175).